SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 3, 1995



                         PCA INTERNATIONAL, INC.
          (Exact Name of Registrant as Specified in its Charter)


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

         North Carolina                     0-8550                 56-0888429
(State or Other Jurisdiction        (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                       Identification No.)
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                               815 Matthews-Mint Hill Road
                             Matthews, North Carolina 28105
                        (Address of Principal Executive Offices)
                                     (Zip Code)


                                   (704) 847-8011
                (Registrant's Telephone Number, Including Area Code)


                                   Not Applicable
               (Former name or address, if changed from last report)


                           This filing contains 5 pages.
                        The exhibit index appears on page 4.
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Item 5.    Other Events.

    PCA International, Inc. issued a press release on February 3, 1995, a copy of which is attached hereto as Exhibit 99, and the information set forth in such press release is incorporated herein by reference.

                               -2-
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SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 1995

                                               PCA INTERNATIONAL, INC.


                        By: /s/ John Grosso
                            John Grosso
                            President
                               -3-

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                                   Exhibit Index

Exhibit No.                       Exhibit                    Page No.

  99                     Press release of PCA                   5
                         International, Inc. dated
                         February 3, 1995

                               -4-

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